UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2023 (March 10, 2023)

Stratim Cloud Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40191	85-2547650
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

100 West Liberty Street, Suite 100
Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

(775) 318-3629

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	SCAQU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	SCAQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SCAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent required.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Special Meeting

On March 10, 2023, Stratim Cloud Acquisition Corp. (the “Company”) held a special meeting (the “Special Meeting”), at which holders of 24,446,641 shares of the Company’s common stock, comprised of 18,221,641 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and 6,225,000 shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”), were present in person or by proxy, representing approximately 78.2% of the voting power of the 31,250,000 issued and outstanding shares of common stock of the Company, comprised of 25,000,000 shares of Class A Common Stock and 6,250,000 shares of Class B Common Stock, entitled to vote at the Special Meeting at the close of business on February 8, 2023, which was the record date (the “Record Date”) for the Special Meeting. Stockholders of record as of the close of business on the Record Date are referred to herein as “Stockholders”. In connection with the Extension Amendment and the Redemption Limitation Amendment (each, as defined below), a total of 169 Stockholders have elected to redeem an aggregate of 18,744,981 shares of Class A Common Stock, representing approximately 75.0% of the issued and outstanding shares of Class A Common Stock. A summary of the voting results at the Special Meeting for each of the proposals is set forth below.

Proposal 1

The Stockholders approved the proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to extend the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (an “initial Business Combination”), or (ii) cease all operations except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the shares of Class A Common Stock, from March 16, 2023, to September 16, 2023, or such earlier date as determined by the Board of Directors of the Company (the “Extension Amendment” and, such proposal, the “Extension Proposal”). The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
24,422,177	24,464	0	0

Proposal 2

The Stockholders approved the proposal to amend the Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that the Company may not redeem shares of Class A Common Stock to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem shares of Class A Common Stock irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and, such proposal, the “Redemption Limitation Amendment Proposal”). The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
24,422,177	24,464	0	0

On March 10, 2023, to effectuate the Extension Amendment and the Redemption Limitation Amendment, the Company filed with the Secretary of State of the State of Delaware the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Charter Amendment”). The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by the terms of the Charter Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Proposal 3

The proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the Extension Proposal or the Redemption Limitation Amendment Proposal, was not presented at the Special Meeting, since the Extension Proposal and the Redemption Limitation Amendment Proposal each received a sufficient number of votes for approval.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The Company has attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history, competitive factors in the Company’s and Force Pressure Control, LLC’s (“Force Pressure”) industry and market, and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed transaction between the Company and Force Pressure, the Company will prepare a proxy statement (the “Proxy Statement”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to its stockholders. The Company urges its investors and other interested persons to read, when available, the Proxy Statement, as well as other documents filed with the SEC, because these documents will contain important information about the proposed transaction. The Proxy Statement, once available, can be obtained, without charge, at the SEC’s website (http://www.sec.gov).

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of any business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies, in favor of the approval of the proposed transaction between the Company and Force Pressure and related matters. Information regarding the Company’s directors and executive officers is contained in the section of the Company’s Form S-1 titled “Management”, which went effective with the SEC on March 11, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Proxy Statement and other relevant documents filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratim Cloud Acquisition Corp.

Date: March 13, 2023	By:	/s/ Sreekanth Ravi
	Name:	Sreekanth Ravi
	Title:	Chief Executive Officer

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